UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2014

*	Effective July 23, 2014, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Asia Pacific ex-Japan Fund were each terminated as a series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2014

MFS® EQUITY INCOME FUND

EQI-ANN

MFS® EQUITY INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy has gathered momentum after a slow start to the year. Industrial output, consumer confidence and retail sales have all strengthened along with the labor market. However, the unemployment rate remains elevated and the housing market has cooled off. With second-quarter economic growth rebounding strongly, economists have a favorable outlook for the rest of the year.

China’s economy has picked up again, and Japan is moving steadily towards Prime Minister Abe’s economic goals, including an inflation rate of 2% by next spring. The eurozone’s economy appears to have turned a corner, with renewed growth. However, historically high unemployment persists, deflation remains a risk and Russian sanctions could present a new obstacle to regional growth.

With corporate earnings surpassing expectations, the greatest concerns now are related to conflicts in the Middle East and Ukraine as well as growing speculation on when the U.S. Federal Reserve will begin increasing interest rates.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

September 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	2.9%
Exxon Mobil Corp.	2.4%
Pfizer, Inc.	2.4%
Facebook, Inc., “A”	2.3%
Broadcom Corp., “A”	2.0%
Bristol-Myers Squibb Co.	1.9%
Philip Morris International, Inc.	1.9%
Time Warner Cable, Inc.	1.9%
MetLife, Inc.	1.9%

Equity sectors
Financial Services	18.2%
Technology	14.0%
Health Care	11.8%
Utilities & Communications	11.6%
Energy	9.4%
Consumer Staples	7.8%
Retailing	6.5%
Leisure	5.0%
Industrial Goods & Services	4.4%
Basic Materials	4.0%
Autos & Housing	3.5%
Special Products & Services	0.6%
Transportation	0.5%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 7/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2014, Class A shares of the MFS Equity Income Fund (“fund”) provided a total return of 18.33%, at net asset value. This compares with a return of 16.94% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the utilities & communications sector contributed to performance relative to the S&P 500 Index. Within this sector, an overweight position in communication services provider Frontier Communications benefited relative returns as the company released strong results, primarily on the back of robust subscriber metrics despite facing a small earnings headwind from the company’s upcoming acquisition of AT&T’s Connecticut wireline operations. Management also released positive guidance citing continued momentum in subscriber growth with a focus on customer retention. Other investments that added to relative performance within this sector included the fund’s holdings of Cemig Cia Energy (Brazil) (b)(h).

Favorable stock selection in the retailing, industrial goods & services and consumer staples sectors also supported relative performance. There were no individual stocks within the retailing sector that were among the fund’s top relative contributors. Within the industrial goods & services sector the fund’s overweight position in aerospace and defense company Lockheed Martin contributed to relative performance. The company’s solid results were above market consensus as profit margins continued to offset revenue declines resulting from defense budget pressures. Within the consumer staples sector, an overweight position in tobacco company Lorillard boosted relative

Management Review – continued

performance following a report by the Financial Times that Reynolds American was interested in acquiring the company.

In other sectors, overweight positions in computer products and services provider Hewlett-Packard aided relative performance as the company reported solid earnings on the back of surprise growth in its Enterprise Group, coupled with business stabilization in Printing and PCs. Energy company Valero Energy and social networking services provider Facebook bolstered relative returns as both stocks outpaced the benchmark during the reporting period. Additionally, the fund’s holdings in automotive supplier Magna International (Canada) (b) real estate investment trust Digital Realty Trust (b), and the fund’s avoidance of poor-performing financial services company Citigroup, provided further support for relative results.

Detractors from Performance

Stock selection in the health care sector was a primary factor that weighed on relative performance. Within this sector, an overweight position in biopharmaceutical company Pfizer held back relative returns after disappointing first-quarter results. Its revenues were lackluster following several patent expirations, while good cost controls softened the adverse impact on its earnings. In addition, its attempt to acquire Astra Zeneca, which would have given Pfizer an opportunity to lower its overall tax rate and gain access to the company’s pipeline, was scuttled due to political backlash and a lack of interest by Astra Zeneca, pressuring Pfizer’s share price. Not owning shares of strong-performing biopharmaceutical company Gilead Sciences, also weighed on relative performance.

Elsewhere, the fund’s underweight position in computer and personal electronics maker Apple hampered relative performance, as the company’s shares rose after it announced better-than-anticipated first quarter sales and gross margin, driven by strong iPhone sales. The stock price was further strengthened by an increase to the quarterly dividend, and its expansion of its capital return program by the end of 2015. An overweight position in storage and system management solution provider Symantec weighed on results as the company reported sluggish billings, as well as lower-than-expected total revenues on a year-on-year basis. Overweight positions in automotive company General Motors, multinational retailer Best Buy (h), tobacco company Philip Morris International and financial and investment banking firm JPMorgan Chase also negatively impacted relative returns. Additionally, the fund’s holdings of financial services firms Sumitomo Mitsui Financial Group (Japan) (b) and Mizuho Financial Group (Japan) (b) also weakened relative results.

Respectfully,

Jonathan Sage
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any

Management Review – continued

time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 7/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/27/12	18.33%	19.87%
B	9/27/12	17.44%	18.94%
C	9/27/12	17.38%	19.00%
I	9/27/12	18.68%	20.13%
R1	9/27/12	17.45%	18.93%
R2	9/27/12	18.02%	19.54%
R3	9/27/12	18.38%	19.85%
R4	9/27/12	18.56%	20.13%
R5	9/27/12	19.26%	20.52%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		16.94%	20.06%
Average annual with sales charge
A With initial Sales Charge (5.75%)		11.52%	16.08%
B With CDSC (Declining over six years from 4% to 0%) (v)		13.44%	17.05%
C With CDSC (1% for 12 months) (v)		16.38%	19.00%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2014 through July 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2014 through July 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/14	Ending Account Value 7/31/14	Expenses Paid During Period (p) 2/01/14-7/31/14
A	Actual	1.25%	$1,000.00	$1,109.18	$6.54
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
B	Actual	2.00%	$1,000.00	$1,105.16	$10.44
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
C	Actual	2.00%	$1,000.00	$1,104.95	$10.44
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$1,111.26	$5.23
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$1,105.45	$10.44
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$1,107.99	$7.84
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$1,109.92	$6.54
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$1,110.26	$5.23
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R5	Actual	0.86%	$1,000.00	$1,114.76	$4.51
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.3%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
Lockheed Martin Corp.	5,169	$863,068
Northrop Grumman Corp.	3,403	419,488

		$1,282,556
Airlines - 0.5%
Copa Holdings S.A., “A”	2,087	$316,953

Apparel Manufacturers - 0.7%
Hanesbrands, Inc.	4,783	$467,347

Automotive - 3.6%
Delphi Automotive PLC	4,356	$290,981
General Motors Co.	28,706	970,837
Magna International, Inc.	10,486	1,126,066

		$2,387,884
Business Services - 0.6%
Accenture PLC, “A”	4,829	$382,843

Cable TV - 3.5%
Comcast Corp., “Special A”	20,206	$1,080,415
Time Warner Cable, Inc.	8,683	1,259,903

		$2,340,318
Chemicals - 0.7%
LyondellBasell Industries N.V., “A”	4,488	$476,850

Computer Software - 2.8%
CA, Inc.	13,804	$398,659
Microsoft Corp.	22,614	976,020
Symantec Corp.	20,738	490,661

		$1,865,340
Computer Software - Systems - 2.0%
Apple, Inc.	5,349	$511,204
Hewlett-Packard Co.	24,010	854,996

		$1,366,200
Consumer Products - 1.2%
Procter & Gamble Co.	10,181	$787,195

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - 0.4%
Packaging Corp. of America	4,104	$271,521

Electrical Equipment - 0.7%
Siemens AG	3,928	$486,004

Electronics - 5.5%
Broadcom Corp., “A”	35,810	$1,370,091
Hoya Corp.	10,200	331,607
Intel Corp.	12,445	421,761
Microchip Technology, Inc.	25,461	1,146,254
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,651	433,020

		$3,702,733
Energy - Independent - 1.9%
Marathon Petroleum Corp.	5,200	$434,096
Valero Energy Corp.	16,858	856,386

		$1,290,482
Energy - Integrated - 5.9%
Chevron Corp.	5,780	$747,007
Exxon Mobil Corp.	16,261	1,608,863
Petroleo Brasileiro S.A., ADR	31,798	534,842
Royal Dutch Shell PLC, “A”	25,437	1,045,986

		$3,936,698
Food & Beverages - 1.2%
General Mills, Inc.	10,772	$540,216
Ingredion, Inc.	3,623	266,761

		$806,977
Food & Drug Stores - 2.7%
CVS Caremark Corp.	11,965	$913,647
Kroger Co.	18,613	911,665

		$1,825,312
Gaming & Lodging - 0.7%
Wynn Resorts Ltd.	2,292	$488,654

General Merchandise - 3.1%
Kohl’s Corp.	14,020	$750,631
Macy’s, Inc.	19,876	1,148,634
Target Corp.	3,054	181,988

		$2,081,253

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 6.5%
American International Group, Inc.	4,969	$258,289
Delta Lloyd N.V.	27,869	641,739
Everest Re Group Ltd.	3,021	471,004
MetLife, Inc.	23,687	1,245,936
Travelers Cos., Inc.	3,207	287,219
Validus Holdings Ltd.	20,524	749,742
Zurich Insurance Group AG	2,565	745,669

		$4,399,598
Internet - 3.7%
Facebook, Inc., “A” (a)	21,704	$1,576,796
Google, Inc., “A” (a)	799	463,060
Google, Inc., “C” (a)	799	456,708

		$2,496,564
Machinery & Tools - 1.8%
Caterpillar, Inc.	1,875	$188,906
Cummins, Inc.	7,119	992,317

		$1,181,223
Major Banks - 8.9%
BOC Hong Kong Holdings Ltd.	67,500	$212,604
Goldman Sachs Group, Inc.	1,640	283,507
HSBC Holdings PLC	36,283	388,421
JPMorgan Chase & Co.	40,041	2,309,164
Mizuho Financial Group, Inc.	233,900	455,442
Sumitomo Mitsui Financial Group, Inc.	8,500	347,979
Wells Fargo & Co.	38,869	1,978,432

		$5,975,549
Medical & Health Technology & Services - 1.5%
Cardinal Health, Inc.	14,482	$1,037,635

Medical Equipment - 0.6%
Abbott Laboratories	8,954	$377,142

Metals & Mining - 2.4%
Rio Tinto Ltd.	5,725	$327,238
Vale S.A., ADR	40,008	574,115
Vale S.A., IPS	54,100	694,626

		$1,595,979
Natural Gas - Distribution - 1.0%
GDF SUEZ	27,569	$706,314

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 1.7%
Ensco PLC, “A”	22,200	$1,124,430

Other Banks & Diversified Financials - 0.6%
Discover Financial Services	6,688	$408,369

Pharmaceuticals - 9.7%
Bristol-Myers Squibb Co.	25,297	$1,280,534
Eli Lilly & Co.	16,441	1,003,887
GlaxoSmithKline PLC	33,259	802,776
Johnson & Johnson	9,940	994,895
Merck & Co., Inc.	15,051	853,994
Pfizer, Inc.	55,355	1,588,688

		$6,524,774
Real Estate - 2.1%
Annaly Mortgage Management, Inc., REIT	17,627	$195,660
Corio N.V., REIT	7,321	388,492
Digital Realty Trust, Inc., REIT	1,558	100,320
EPR Properties, REIT	4,685	252,521
Medical Properties Trust, Inc., REIT	12,635	170,067
Starwood Property Trust, Inc., REIT	14,109	332,972

		$1,440,032
Restaurants - 0.8%
YUM! Brands, Inc.	7,539	$523,207

Specialty Chemicals - 0.5%
Marine Harvest	25,072	$341,682

Telephone Services - 5.9%
Bezeq - The Israel Telecommunication Corp. Ltd.	80,203	$149,799
CenturyLink, Inc.	14,241	558,817
Frontier Communications Corp.	188,602	1,235,343
TDC A.S.	51,912	523,772
Telecom Italia S.p.A. - Savings Shares	290,805	271,280
Telefonica Brasil S.A., ADR	13,465	271,320
Verizon Communications, Inc.	14,975	755,039
Windstream Holdings, Inc.	19,823	227,172

		$3,992,542
Tobacco - 5.4%
Altria Group, Inc.	19,276	$782,606
Japan Tobacco, Inc.	15,100	526,859
Lorillard, Inc.	17,634	1,066,504

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - continued
Philip Morris International, Inc.	15,488	$1,270,171

		$3,646,140
Utilities - Electric Power - 4.6%
American Electric Power Co., Inc.	15,139	$787,077
Companhia Energetica de Minas Gerais, IPS	60,034	488,740
E.ON AG	31,794	601,567
Edison International	3,623	198,540
PG&E Corp.	9,370	418,563
PPL Corp.	18,410	607,346

		$3,101,833
Total Common Stocks (Identified Cost, $57,611,394)		$65,436,133

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,308,172	$1,308,172
Total Investments (Identified Cost, $58,919,566)		$66,744,305

Other Assets, Less Liabilities - 0.7%		479,912
Net Assets - 100.0%		$67,224,217

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $57,611,394)	$65,436,133
Underlying affiliated funds, at cost and value	1,308,172
Total investments, at value (identified cost, $58,919,566)	$66,744,305
Foreign currency, at value (identified cost, $5)	5
Receivables for
Investments sold	4,085,885
Fund shares sold	551,129
Dividends	80,320
Receivable from investment adviser	24,629
Other assets	174
Total assets	$71,486,447
Liabilities
Payables for
Investments purchased	$4,130,902
Fund shares reacquired	49,781
Payable to affiliates
Shareholder servicing costs	23,601
Distribution and service fees	1,484
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	56,450
Total liabilities	$4,262,230
Net assets	$67,224,217
Net assets consist of
Paid-in capital	$58,745,885
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,823,821
Accumulated net realized gain (loss) on investments and foreign currency	574,214
Undistributed net investment income	80,297
Net assets	$67,224,217
Shares of beneficial interest outstanding	5,004,966

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$49,992,517	3,719,990	$13.44
Class B	2,638,960	197,061	13.39
Class C	11,476,860	856,240	13.40
Class I	2,565,493	190,773	13.45
Class R1	108,877	8,106	13.43
Class R2	126,744	9,430	13.44
Class R3	114,431	8,509	13.45
Class R4	109,543	8,143	13.45
Class R5	90,792	6,714	13.52

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.26 [100 / 94.25 x $13.44]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,615,038
Dividends from underlying affiliated funds	624
Foreign taxes withheld	(50,995)
Total investment income	$1,564,667
Expenses
Management fee	$356,430
Distribution and service fees	186,964
Shareholder servicing costs	60,792
Administrative services fee	17,894
Independent Trustees’ compensation	1,239
Custodian fee	48,124
Shareholder communications	18,647
Audit and tax fees	38,370
Legal fees	432
Registration fees	124,215
Miscellaneous	15,618
Total expenses	$868,725
Fees paid indirectly	(2)
Reduction of expenses by investment adviser and distributor	(207,066)
Net expenses	$661,657
Net investment income	$903,010
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$787,327
Foreign currency	(3,982)
Net realized gain (loss) on investments and foreign currency	$783,345
Change in unrealized appreciation (depreciation)
Investments	$6,112,203
Translation of assets and liabilities in foreign currencies	(731)
Net unrealized gain (loss) on investments and foreign currency translation	$6,111,472
Net realized and unrealized gain (loss) on investments and foreign currency	$6,894,817
Change in net assets from operations	$7,797,827

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended	Period ended
	7/31/14	7/31/13 (c)
Change in net assets
From operations
Net investment income	$903,010	$142,996
Net realized gain (loss) on investments and foreign currency	783,345	97,355
Net unrealized gain (loss) on investments and foreign currency translation	6,111,472	1,712,349
Change in net assets from operations	$7,797,827	$1,952,700
Distributions declared to shareholders
From net investment income	$(833,352)	$(127,225)
From net realized gain on investments	(295,005)	—
Total distributions declared to shareholders	$(1,128,357)	$(127,225)
Change in net assets from fund share transactions	$33,448,689	$25,280,583
Total change in net assets	$40,118,159	$27,106,058
Net assets
At beginning of period	27,106,058	—
At end of period (including undistributed net investment income of $80,297 and $14,621, respectively)	$67,224,217	$27,106,058

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	1.62
Total from investment operations	$2.11	$1.79
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.31)	$(0.15)
Net asset value, end of period (x)	$13.44	$11.64
Total return (%) (r)(s)(t)(x)	18.33	18.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	2.32	(a)
Expenses after expense reductions (f)	1.25	1.24	(a)
Net investment income	2.04	1.85	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$49,993	$18,922

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.61	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	1.62
Total from investment operations	$2.01	$1.71
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.10)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.23)	$(0.10)
Net asset value, end of period (x)	$13.39	$11.61
Total return (%) (r)(s)(t)(x)	17.44	17.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	3.49	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	1.26	1.01	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$2,639	$811

Class C	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.62	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.84	1.63
Total from investment operations	$2.00	$1.73
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.22)	$(0.11)
Net asset value, end of period (x)	$13.40	$11.62
Total return (%) (r)(s)(t)(x)	17.38	17.41	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	3.06	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	1.27	1.06	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$11,477	$4,740

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.84	1.62
Total from investment operations	$2.14	$1.80
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.16)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.33)	$(0.16)
Net asset value, end of period (x)	$13.45	$11.64
Total return (%) (r)(s)(x)	18.68	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	2.90	(a)
Expenses after expense reductions (f)	1.00	1.00	(a)
Net investment income	2.30	2.02	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$2,565	$507

Class R1	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.63	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.84	1.59
Total from investment operations	$2.01	$1.71
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.08)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.21)	$(0.08)
Net asset value, end of period (x)	$13.43	$11.63
Total return (%) (r)(s)(x)	17.45	17.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.46	4.64	(a)
Expenses after expense reductions (f)	2.00	2.00	(a)
Net investment income	1.34	1.32	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$109	$117

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.84	1.60
Total from investment operations	$2.07	$1.76
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.27)	$(0.12)
Net asset value, end of period (x)	$13.44	$11.64
Total return (%) (r)(s)(x)	18.02	17.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	4.14	(a)
Expenses after expense reductions (f)	1.50	1.50	(a)
Net investment income	1.84	1.82	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$127	$118

Class R3	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	1.60
Total from investment operations	$2.11	$1.78
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.14)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.30)	$(0.14)
Net asset value, end of period (x)	$13.45	$11.64
Total return (%) (r)(s)(x)	18.38	17.96	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	3.89	(a)
Expenses after expense reductions (f)	1.25	1.25	(a)
Net investment income	2.09	2.06	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$114	$118

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.64	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	1.59
Total from investment operations	$2.14	$1.80
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.16)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.33)	$(0.16)
Net asset value, end of period (x)	$13.45	$11.64
Total return (%) (r)(s)(x)	18.66	18.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	3.64	(a)
Expenses after expense reductions (f)	1.00	1.00	(a)
Net investment income	2.34	2.32	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$110	$118

Class R5	Year ended	Period ended
	7/31/14	7/31/13 (c)
Net asset value, beginning of period	$11.65	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	1.60
Total from investment operations	$2.21	$1.81
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.16)
From net realized gain on investments	(0.08)	—
Total distributions declared to shareholders	$(0.34)	$(0.16)
Net asset value, end of period (x)	$13.52	$11.65
Total return (%) (r)(s)(x)	19.26	18.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	3.61	(a)
Expenses after expense reductions (f)	0.90	0.96	(a)
Net investment income	2.66	2.35	(a)
Portfolio turnover	34	39	(n)
Net assets at end of period (000 omitted)	$91	$1,656

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments The following is a summary of the levels used as of July 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$51,701,220	$—	$—	$51,701,220
United Kingdom	—	2,564,421	—	2,564,421
Brazil	2,563,643	—	—	2,563,643
Japan	—	1,661,888	—	1,661,888
Canada	1,126,066	—	—	1,126,066
Germany	1,087,572	—	—	1,087,572
Netherlands	—	1,030,230	—	1,030,230
Switzerland	—	745,669	—	745,669
France	—	706,314	—	706,314
Other Countries	899,772	1,349,338	—	2,249,110
Mutual Funds	1,308,172	—	—	1,308,172
Total Investments	$58,686,445	$8,057,860	$—	$66,744,305

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $6,386,545 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/14	7/31/13
Ordinary income (including any short-term capital gains)	$1,128,357	$127,225

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/14
Cost of investments	$59,119,053
Gross appreciation	7,937,565
Gross depreciation	(312,313)
Net unrealized appreciation (depreciation)	$7,625,252
Undistributed ordinary income	622,870
Undistributed long-term capital gain	231,197
Other temporary differences	(987)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/14	Period ended 7/31/13 (c)	Year ended 7/31/14	Period ended 7/31/13 (c)
Class A	$663,767	$78,620	$215,877	$—
Class B	21,239	2,873	10,415	—
Class C	93,551	14,890	47,540	—
Class I	29,457	3,146	5,917	—
Class R1	1,174	821	838	—
Class R2	1,893	1,210	857	—
Class R3	2,070	1,405	865	—
Class R4	2,291	1,600	846	—
Class R5	17,910	22,660	11,850	—
Total	$833,352	$127,225	$295,005	$—

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2014, this management fee reduction amounted to $1,554, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.97%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2015. For the year ended July 31, 2014, this reduction amounted to $204,910 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $126,061 for the year ended July 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$88,528
Class B	0.75%	0.25%	1.00%	1.00%	16,924
Class C	0.75%	0.25%	1.00%	1.00%	79,537
Class R1	0.75%	0.25%	1.00%	1.00%	1,100
Class R2	0.25%	0.25%	0.50%	0.50%	590
Class R3	—	0.25%	0.25%	0.25%	285
Total Distribution and Service Fees					$186,964

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2014, this rebate amounted to $526 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2014, were as follows:

Amount
Class A	$6,650
Class B	1,006
Class C	3,696

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2014, the fee was $7,298, which equated to 0.0153% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees . For the year ended July 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $53,494.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.0376% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended July 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $216 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $76, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

On September 26, 2012, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 and 140,000 shares of Class R5 for an aggregate amount of $2,200,000.

On September 11, 2013, MFS redeemed 10,094 shares of Class A and 10,069 shares of Class C for an aggregate amount of $234,395.

On December 11, 2013, MFS redeemed 2,140 shares of Class B, 2,262 shares of Class I, 2,133 shares of Class R1, 2,200 shares of Class R2, 2,226 shares of Class R3, 2,259 shares of Class R4, and 137,883 shares of Class R5 for an aggregate amount of $1,849,420.

At July 31, 2014, MFS held approximately 100%, 86%, 96%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

For the year ended July 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $47,711,460 and $15,869,356, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/14		Period ended 7/31/13 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,519,966	$31,392,409	1,773,673	$19,435,882
Class B	157,335	1,973,499	71,052	772,908
Class C	562,389	7,062,521	419,314	4,592,618
Class I	184,991	2,358,517	100,671	1,032,111
Class R1	—	—	10,000	100,000
Class R2	1,306	16,594	10,000	100,000
Class R3	368	4,528	10,000	100,000
Class R4	—	—	10,000	100,000
Class R5	—	—	140,000	1,400,000
	3,426,355	$42,808,068	2,544,710	$27,633,519

Shares issued to shareholders in reinvestment of distributions
Class A	68,044	$864,637	7,031	$76,867
Class B	2,135	27,153	215	2,297
Class C	10,606	134,479	1,333	14,549
Class I	2,557	32,904	293	3,146
Class R1	160	2,011	79	821
Class R2	218	2,749	116	1,210
Class R3	234	2,935	134	1,405
Class R4	249	3,137	153	1,600
Class R5	2,436	29,760	2,161	22,660
	86,639	$1,099,765	11,515	$124,555

Notes to Financial Statements – continued

	Year ended 7/31/14		Period ended 7/31/13 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(494,153)	$(6,182,780)	(154,571)	$(1,739,941)
Class B	(32,279)	(404,506)	(1,397)	(15,408)
Class C	(124,825)	(1,562,233)	(12,577)	(138,555)
Class I	(40,281)	(514,328)	(57,458)	(583,587)
Class R1	(2,133)	(26,114)	—	—
Class R2	(2,210)	(27,069)	—	—
Class R3	(2,227)	(27,258)	—	—
Class R4	(2,259)	(27,655)	—	—
Class R5	(137,883)	(1,687,201)	—	—
	(838,250)	$(10,459,144)	(226,003)	$(2,477,491)

Net change
Class A	2,093,857	$26,074,266	1,626,133	$17,772,808
Class B	127,191	1,596,146	69,870	759,797
Class C	448,170	5,634,767	408,070	4,468,612
Class I	147,267	1,877,093	43,506	451,670
Class R1	(1,973)	(24,103)	10,079	100,821
Class R2	(686)	(7,726)	10,116	101,210
Class R3	(1,625)	(19,795)	10,134	101,405
Class R4	(2,010)	(24,518)	10,153	101,600
Class R5	(135,447)	(1,657,441)	142,161	1,422,660
	2,674,744	$33,448,689	2,330,222	$25,280,583

(c)	For the period from the commencement of the fund’s investment operations, September 27, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2014, the fund’s commitment fee and interest expense were $143 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	723,940	26,419,228	(25,834,996)	1,308,172

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$624	$1,308,172

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust VII and the Shareholders of MFS Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the Fund) (one of the series constituting MFS Series Trust VII), including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund (one of the series constituting MFS Series Trust VII) at July 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 15, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Jonathan Sage

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2013. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 27, 2012 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $18,280 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 60.14% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS European Equity Fund+	0	45,311
MFS Latin American Equity Fund+	0	45,311

Total	0	90,622

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Asia Pacific ex-Japan Fund+	0	45,418
MFS Equity Income Fund	28,504	19,050

Total	28,504	64,468

For the fiscal years ended July 31, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS European Equity Fund+	0	0	9,013	6,465	1,001	1,000
To MFS Latin American Equity Fund+	0	0	9,013	6,465	1,001	1,000
Total fees billed by Deloitte To above Funds:	0	0	18,026	12,930	2,002	2,000

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS European Equity Fund* +	1,832,037	1,380,151	0	0	0	0
To MFS and MFS Related Entities of MFS Latin American Equity Fund*+	1,832,037	1,380,151	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To MFS European Equity Fund, MFS and MFS Related Entities#+	1,845,389	1,505,756
To MFS Latin American Equity Fund, MFS and MFS Related Entities#+	1,845,389	1,505,756

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund+	0	0	8,176	8,273	0	0
To MFS Equity Income Fund	0	0	8,345	7,923	0	0
Total fees billed by E&Y To above Funds:	0	0	16,521	16,196	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Asia Pacific ex-Japan Fund*+	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Equity Income Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS Asia Pacific ex-Japan Fund, MFS and MFS Related Entities#+	53,176	56,273
To MFS Equity Income Fund, MFS and MFS Related Entities#	53,345	55,923

+	MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Asia Pacific ex-Japan Fund were each terminated as a series of the Registrant as of July 23, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 15, 2014

*	Print name and title of each signing officer under his or her signature.